SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

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                                 FORM 8-K
                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                    Securities and Exchange Act of 1934


   Date of Report (date of earliest event reported):  September 20, 1997


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                         EXECUTIVE TELECARD, LTD.
          (Exact name of registrant as specified in its charter)

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       Delaware                1-10210              13-348621
   (State or other     (Commission File Number)  (I.R.S. Employer
    jurisdiction)                              Identification No.)

        1720 S. Bellaire Street, 10th Floor, Denver, Colorado 80222
                 (Address of principal executive offices)

    Registrant's telephone number, including area code:  (303) 691-2115


ITEM 5 - Other Events

See the Registrant's press release and resignations of the Directors, labeled Exhibit A, attached hereto and incorporated by reference to this report.


                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              EXECUTIVE TELECARD, LTD.
                              (Registrant)


Date:  September 30, 1997          By:/s/Anthony Balinger
                                      Anthony Balinger, President


                                 EXHIBIT A


                            PR NEWSWIRE NEWSFAX

     Executive TeleCard Terminates Plan to Acquire Coast International

     DENVER, Sept. 22 /PRNewswire/ -- Executive TeleCard, Ltd.
(Nasdaq-NNM: EXTL) today announced that its previously announced plan to acquire Coast International, Inc. of Lenexa, Kansas has been terminated by mutual agreement of the parties.

     The company also announced that three recently appointed directors, Ronald Jensen, Ronald Howard and Arthur Fredston, have resigned from the Board of Directors. Mr. Jensen, who was appointed Chairman of the Board in July after his purchase of $7.5 million of the Company's common stock in a privately negotiated transaction, recently undertook a comprehensive examination of the Company's operations, management and policies. That examination led Mr. Jensen to recognize various challenges facing the Company which coupled with pressing matters relating to his other business interests, led him to tender his resignation. Mr. Howard, who was named to the Board of Directors as an additional nominee of Mr. Jensen pursuant to Mr. Jenson's stock purchase agreement, cited similar reasons for his resignation. Mr. Fredston stated that he was resigning because in light of personal family matters, he did not feel that he could devote sufficient time to the Company's affairs. Mr. Jensen is a 60% owner of Coast International.

     Anthony Balinger, the Company's President and Chief Executive Officer, announced separately that the Company's Board of Directors had received the report of Bijan Moaveni, the President of Coast International concerning the Company's operations and management in Denver. The Board approved Mr. Moaveni's report and agreed to engage Mr. Moaveni and his management consulting firm to work with Mr. Balinger to implement the steps outlined in the report by assisting Mr. Balinger in directing the Company's day-to-day operations. Mr. Balinger commented that the retention of Mr. Moaveni's firm will enable him to focus on increasing international sales in the Company's regions and otherwise developing the Company's long term business plan.

     Mr. Balinger further stated that the Company has initiated discussions with an investment banking firm to explore strategic alternatives for the Company, including but not limited to alliance with other telecommunications companies.

     Mr. Balinger also said that the Company planned to enter into negotiations with its primary lender to extend the term of its loan and because the Company presently expects to report a loss for the quarter ending September 30, 1997, to modify certain financial convenants.

     Mr. Balinger said, "While we regret the loss of Mr. Jensen's experience and guidance on our Board or Directors, we firmly believe that Mr. Moaveni's firm will provide us with much needed operations expertise." Mr. Balinger added, "We also believe that thanks in part to the rigorous scrutiny of our operations and management undertaken by Mr. Jensen and Mr. Howard, this will effectively position the Company for long term growth and profitability.

     Executive TeleCard founded in 1987, is an international telecommunications service company providing direct voice and data communications services via its World Direct(TM) global network to its major corporation and telecommunications partners worldwide and providing enhancements to its partners' global calling cards. Executive TeleCard's products and services include: revenue sharing partnerships, global calling cards, the only true global prepaid card platforms, global Internet access, (eGlobe(TM)) international and domestic toll-free service (Service 800(TM)), and multi-currency detailed billings.

     Certain statements in this press release are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and involve known and unknown risks, uncertainties and other factors that may cause the Company's actual results, performance or achievement to be materially different from the results, performance or achievement expressed or implied by the forward-looking statement.
Factors that impact such forward-looking statements include, among others, changes in worldwide general economic conditions, changes in interest rates, currency rates and worldwide competition.

SOURCE  Executive TeleCard, Ltd.
     -0-                       09/22/97
     /CONTACT:  Richard E. Cooper, Rod Schatz or Alan Goldsand of
Strategic Growth International, 516-829-7111, for Executive TeleCard/
     /Company News On-Call: http://www.prnewswire.com or fax, 800-758-5804, ext. 115540/
     (EXTL)


                             Ronald L. Jensen
                            5215 North O'Conner
                                 Suite 300
                            Irving, Texas 75039



                                             September 20, 1997
Board of Directors
Executive Telecard Ltd.
1720 South Bellaire
Denver, Co 80222


Gentlemen:

     For the reasons set forth at the Board meeting today, I hereby submit my resignation effective immediately as a director of Executive Telecard.

                                             Yours very truly,


                                             /a/Ronald L. Jensen
                                             Ronald L. Jensen

Via Hand Delivery
     Certified Mail

                             Ronald W. Howard
                            5215 North O'Conner
                                 Suite 300
                            Irving, Texas 75039



                                             September 20, 1997
Board of Directors
Executive Telecard Ltd.
1720 South Bellaire
Denver, Co 80222


Gentlemen:

     I hereby submit my resignation effective immediately as a director of Executive Telecard.

                                             Yours very truly,


                                             /a/Ronald W. Howard
                                             Ronald W. Howard

Via Hand Delivery
     Certified Mail

                          ONE BATTERY PARK PLAZA
                         NEW YORK, N.Y. 10004-1490







                            September 20, 1997



Board of Directors
Executive TeleCard Ltd.
1720 South Bellaire
Denver, CO 80222


Gentlemen:

     I hereby submit my resignation effective immediately as a director of Executive TeleCard.

                                Yours very truly,



                                /a/Arthur H. Fredston
                                Arthur H. Fredston

Via Hand Delivery
     Certified Mail